Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Short MSTR ETF (SMST)

listed on NYSE Arca Inc.

January 6, 2025

Supplement to the Summary Prospectus and Statutory Prospectus, each dated October 30, 2024, as previously supplemented

Effective immediately, the following disclosure is added to the Defiance Daily Target 2X Short MSTR ETF’s principal investment strategy disclosures:

While swap contracts are generally considered an efficient and effective means of obtaining 200% daily inverse (-2X) exposure to the Underlying Security, the Fund may also use option contracts as part of its investment strategy. In situations where swap availability is constrained, the Fund may rely more heavily on option contracts. Additionally, the Fund may use options in response to changing market dynamics. However, the use of option contracts is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its 200% daily inverse (-2X) objective.

Please retain this Supplement for future reference.